UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 16, 2005

DYNAMICS RESEARCH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)

000-023479	04-2211809

(Commission File Number)	(IRS Employer Identification No.)

60 Frontage Road
Andover, Massachusetts	01810

(Address of Principal Executive Offices)	(Zip Code)

(978) 475-9090 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press Release dated May 16, 2005

Item 7.01. Regulation FD Disclosure.

On May 19, 2005, Dynamics Research Corporation (“DRC”) will hold an Investor and Analyst Day at its headquarters in Andover, Massachusetts from 9:00 a.m. (Eastern time) to approximately 1:00 p.m. (Eastern time). A live web cast of the presentation will be available to the public and replays will be available afterward. The web cast can be accessed through the Investor Relations section of DRC’s website located at http://www.drc.com.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Exhibit Name
99.1	Press release dated May 16, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION (Registrant)

	By:	/s/ David Keleher

David Keleher Senior Vice President and Chief Financial Officer

May 18, 2005

Exhibit Index

Exhibit
Number	Exhibit Name	Location
99.1	Press release dated May 16, 2005.	Furnished herewith*

*	Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.